UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04014
Meridian Fund, Inc.®
(Exact name of registrant as specified in charter)
60 E. Sir Francis Drake Boulevard
Suite 306
Larkspur, CA 94939
(Address of principal executive offices) (Zip code)
Gregg B. Keeling
60 E. Sir Francis Drake Boulevard
Suite 306
Larkspur, CA 94939
(Name and address of agent for service)
registrant’s telephone number, including area code: 415-461-8770
Date of fiscal year end: June 30
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

MERIDIAN FUND, INC.
July 8, 2010

To Our Shareholders:

Stocks had a rough second quarter. The main concerns include financial instability in Europe, a faltering recovery in the United States and a possible slowing of growth in China. All the major indexes had double digit declines during the second quarter. The S&P 500 dropped 11.9%, the NASDAQ 12.0% and the Russell 2000 10.2%. Gold mining, residential REITs and brewing companies were among the best performing sectors. Mortgage finance, alternative fuel and consumer electronics stocks were among the worst performing groups. The yield on the ten-year Treasury bond declined significantly during the quarter, from 3.84% to 2.96%, reflecting expectations of slower growth in the United States and a flight from the Euro.

The economy is growing, but at a disappointing pace, especially for the early stages of an economic recovery. The recent news on housing, consumer confidence and job creation has been disappointing. Interest rates remain low and inflation does not appear to be an issue at this time. Deflation, in fact, appears to be more of an immediate concern. Europe has hit the wall on borrowing to finance government programs and has announced austerity measures, including spending reductions and tax increases. The United States has potentially large tax increases on the horizon and, in our opinion, will soon be forced to cut spending also. Many states face the same issues. We believe the only solution is a strong private sector that innovates, invests and creates jobs. This, unfortunately, has not been a priority of the Obama Administration and Congress. Our outlook is for a period of slow growth, large deficits, high levels of unemployment, low interest rates and moderate inflation.

Long-term investment results, history clearly shows, are improved by buying good companies or mutual funds consistently over an extended period of time. We welcome those new shareholders who joined the Meridian Funds during the quarter and appreciate the continued confidence of our existing shareholders.

Richard F. Aster, Jr.

Meridian Equity Income Fund® (MEIFX)

The Meridian Equity Income Fund’s net asset value per share at June 30, 2010 was $8.51. This represents a decrease of 1.6% for the calendar year to date. The Fund’s total return and average annual compound rate of return since inception, January 31, 2005, were 6.0% and 1.1%, respectively. At the close of the quarter, total net assets were $24,936,826 and were invested 5.3% in cash and other assets net of liabilities and 94.7% in stocks. There were 496 shareholders.

Our basic strategy remains unchanged. The Fund continues to seek to invest in companies with above average dividend yields, strong financial returns and that have, in our opinion, the ability to grow dividends. The severe downturn in the economy and corporate profits over the past few years resulted in dividend cuts for companies which previously were considered safe. Dividends for good companies, however, have stabilized and are beginning to grow again, as the economy improves. The Fund is diversified with 60 holdings representing 60 different industry groups. At the end of the June 2010 quarter, the portfolio’s average holding had a 5-year average return on equity of 21.2% and an average dividend yield of 3.9%; both measures substantially higher than the average S&P 500 stock. The yield compares favorably also to the 2.9% yield on the ten-year Treasury bond. The average holding has a market capitalization of $21.0 billion, a debt ratio of 37.3% and earnings per share that are projected to increase 9.7% annually during the next several years. We believe these financial characteristics will lead to positive long-term returns for the Fund.

During the quarter we purchased shares of American Eagle Outfitters, Baxter International, Snap-On and Time Warner Cable. We sold our positions in Brown-Forman Corp, The Buckle, Stanley Black & Decker and The Valspar Corporation.

Pharmaceutical Product Development, Inc. (PPD) provides drug discovery and development out-sourcing services to pharmaceutical and biotech companies along with academic and government organizations. PPD’s services are conducted in forty-one countries and include clinical trial management, lab testing, patient enrollment, product administration and compliance, among other services. We believe the company should benefit from the trend towards globalization and outsourcing. Growth is expected to accelerate in 2011 as the number of chemical compounds in development is increasing. PPD yields in excess of the S&P 500 average, has no debt and solid returns. Prospects are good, in our opinion, for both continued earnings growth and dividend increases.

Meridian Growth Fund® (MERDX)

The Meridian Growth Fund’s net asset value per share at June 30, 2010 was $33.94. This represents a decrease of 0.2% for the calendar year to date. The Fund’s total return and average annual compound rate of return since inception, August 1, 1984, were 1,773.9% and 12.0%, respectively. At the close of the quarter, total net assets were $1,438,265,606 and were invested 5.4% in cash, cash equivalents and other assets net of liabilities and 94.6% in stocks. There were 64,521 shareholders.

The second quarter market drop reflects a good deal of the economic concerns raised in our economic discussion above. Stock valuations have improved during the quarter and we believe the market will be alright, provided the economy continues to grow and interest rates remain low. There is no change in our strategy. We use market corrections to add to existing positions at appropriate valuations and take new positions in companies that have become attractive on a price basis. Our portfolio consists of small- and medium-sized growth stocks which, for the most part, have strong financial characteristics, reasonable valuations and projected growth rates that are expected to exceed that of the S&P 500 company average.

We added to several existing positions but made no new purchases during the quarter. We sold our shares in Dun & Bradstreet, Gafisa S.A., Global Payments and Meru Networks.

Waste Connections, Inc. is the third largest solid waste company in the US, focusing primarily on faster growing Western regions. The company specifically looks for markets where it has exclusive long-term contracts and secondary markets where there tend to be less competition. A major barrier to entry is the limited availability of landfill space. Approval for a new Greenfield development is difficult and, in many regions, is impossible. The industry has become more consolidated in recent years with management of the three major companies focused more on their returns on invested capital, rather than competing on price for market share. Waste Connections has achieved faster growth than its larger competitors and is less likely to face anti-trust hurdles when acquiring competitors in new or adjacent markets. We believe the business is recession resistant and should benefit from a stronger economy. The stock sells at a reasonable valuation based on its market position, growth prospects and seasoned management team.

Meridian Value Fund® (MVALX)

The Meridian Value Fund’s net asset value per share at June 30, 2010 was $22.80. This represents a decrease of 7.0% for the calendar year to date. The Fund’s total return and average compounded annual rate of return since June 30, 1995, were 537.6% and 13.1%, respectively. The comparable period returns for the S&P 500 with dividends were 147.2% and 6.2%, respectively. At the close of the quarter, total net assets were $802,935,501 and were invested 5.4% in cash, cash equivalents and other assets net of liabilities and 94.6% in stocks. There were 48,843 shareholders.

Our investment strategy remains unchanged. We continue to seek out-of-favor companies exemplified by an extended period of declining earnings. Over the past 18 months, most earnings problems have been related to poor economic conditions. During this period, we were able to invest in many high quality companies at attractive valuations. These are companies, in most cases, with leading and defensible market positions, high returns on invested capital, strong balance sheets and proven management teams. In normal economic conditions, such companies rarely fall out of favor. While some of these investments lagged the market during the strong rally off last year’s market lows, we believe that with this core of high quality companies the Fund is positioned for positive returns during the next several years. In addition, with some stability in the economy, we now see more companies that fit our strategy for traditional company-specific reasons. This is historically the strength of the Meridian Value Fund and should bode well for future performance. We hold 53 positions, representing 30 industry groups. We continue to invest in companies of all market capitalizations and our largest areas of concentration are technology, retail and transportation.

During the quarter we purchased shares of Fidelity National Financial, W.W. Grainger, Monsanto Company, Steelcase and Ultra Petroleum Corp. We sold our shares in Adobe Systems, Baxter International, Covidien, Kinder Morgan Management, Transocean and Molson Coors Brewing Company.

Willis Group Holdings Plc. (Willis) is a global leader in the insurance brokerage industry. In recent years, insurance brokers have faced a number of challenges as a soft global economy has negatively impacted both insurance rates and the volume of insurance sold. Through this period, Willis has consistently gained market share and expanded the breadth of services offered to its customers. Willis also executed a significant acquisition of Hilb Rogal & Hobbs Company, which added more than $700m in US sales while also providing significant cost synergy opportunities, and increasing the company’s pricing power with insurance carriers. Because insurance brokers enjoy strong operating leverage when rates and volumes increase, we believe Willis should be able to generate strong earnings growth and pay down debt, even in a shallow economic recovery. With a history of over 20% return on equity, Willis’s shares are attractively valued at less than 10x normalized earnings.

Miscellaneous

The Meridian Funds are no-load and there are no transaction fees or commissions charged when purchased directly through our transfer agent, BNY Mellon Investment Servicing (US) Inc. This can be a very cost-effective method to purchase shares of the Meridian Funds for shareholders who do not need the services of a broker-dealer and for long-term investors that make multiple purchases.

We have added a new E-mail Alerts feature to our website at www.meridianfund.com. When you sign up for E-mail Alerts you will receive notification of news items, shareholder reports, SEC filings, and other information regarding the Meridian Funds.

The information provided in this report should not be considered investment advice or a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in a particular Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. Securities discussed are presented as illustrations of companies that fit a particular Fund’s investment strategy and do not represent a Fund’s entire portfolio and in the aggregate may represent only a small percentage of a Fund’s portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that investment decisions Fund management makes in the future will be profitable or will equal the investment performance of the securities discussed herein. Management’s views presented herein and any discussion of a particular Fund’s portfolio holdings or performance are as of June 30, 2010 and are subject to change without notice.

Meridian Equity Income Fund
Summary of Portfolio Holdings
June 30, 2010

Portfolio Holdings by Category (% of total net assets)

Health Care Services	1.8%	$457,380
Consumer Products	1.8	439,568
Semiconductors	1.7	435,518
Media-Broadcasting & Cable TV	1.7	432,264
Tobacco	1.7	427,645
Food Distributors	1.7	425,693
Household Appliances	1.7	417,282
Metal & Glass Containers	1.7	416,550
Paper & Packaging	1.7	414,528
Application Software	1.7	413,912
Railroads	1.7	413,790
Soft Drinks	1.6	410,984
Banking-Commercial	1.6	410,975
Telecommunication Services-Integrated	1.6	410,746
Retail	1.6	408,388
Utilities-Gas	1.6	408,348
Insurance-Multi-Line	1.6	405,081
Industrial Conglomerates	1.6	402,849
Machinery-Construction, Farm & Heavy Trucks	1.6	402,469
Distributors	1.6	401,798
Environmental Facilities & Services	1.6	400,199
Insurance-Property & Casualty	1.6	399,689
Air Freight & Logistics	1.6	399,083
Apparel Accessories & Luxury Goods	1.6	398,608
Pharmaceuticals	1.6	397,769
Banking-Regional Banks	1.6	395,780
REITs-Storage	1.6	395,595
Insurance Brokers	1.6	394,406
Office Services & Supplies	1.6	393,084
Chemicals-Diversified	1.6	392,665
Diversified Capital Markets	1.6	392,346
Food & Meats-Packaged	1.6	392,000
Household-Home Furnishings	1.6	389,665
Restaurants	1.6	388,633
Consumer Finance	1.6	387,543
Oil & Gas-Storage & Transportation	1.6	387,351
Health Care Equipment & Supplies	1.6	387,159
Independent Power Producers & Energy	1.6	387,000
Aerospace/Defense	1.6	386,524
Personal Products	1.5	384,250
Banking-Thrifts & Mortgage Finance	1.5	383,112
Diversified Financial Services	1.5	382,905
Publishing	1.5	382,704
Health Care Products	1.5	382,016
Apparel Retail	1.5	380,700
Commercial Printing	1.5	380,030
Energy	1.5	380,016
Steel	1.5	378,972
Chemicals-Specialty	1.5	378,208
Trucking	1.5	378,162
Asset Management & Custody Banks	1.5	376,922
Packaging	1.5	368,520
Industrial Machinery	1.5	367,773
Electrical Components & Equipment	1.5	365,148
Electronic Equipment Manufacturing	1.5	362,976
Computer Hardware	1.4	359,700
Home Improvement Retail	1.4	359,296
Diversified Manufacturing Operations	1.4	357,200
IT Services & Data Processing	1.4	355,789
Department Stores	1.4	341,532
Cash & Other Assets, Less Liabilities	5.3	1,310,028

	100.0%	$24,936,826

Meridian Growth Fund
Summary of Portfolio Holdings
June 30, 2010

Portfolio Holdings by Category (% of total net assets)
Tech-Software	16.0%	$230,591,594
Retail	10.7	153,815,726
Technology	6.9	99,839,489
Energy	5.4	77,831,107
Insurance Brokers	5.0	71,937,077
Industrial Conglomerates	4.7	67,118,612
Health Care Products	4.5	64,124,305
Industrial Services	4.2	59,823,220
Building Products	4.1	59,422,688
U.S. Government Obligations	3.6	51,981,800
Brokerage & Money Management	3.2	46,170,063
Chemicals-Specialty	2.5	36,129,746
Restaurants	2.4	33,774,065
Consumer Services	2.3	33,248,416
Automotive Wholesale Services	2.3	33,031,144
Cellular Communications	2.3	32,952,250
Air Freight & Logistics	2.1	30,265,270
Trucking	2.1	30,223,017
Banking-Commercial	2.0	29,208,235
Distributors	2.0	28,751,488
Leisure & Amusement	2.0	28,562,688
Health Care Technology	1.9	26,850,810
Banking	1.7	24,396,950
Health Care Information Services	1.5	22,109,034
REITs-Diversified	1.0	13,600,944
Metals	0.9	13,595,792
Casino & Gaming	0.9	12,746,202
Cash & Other Assets, Less Liabilities	1.8	26,163,874

	100.0%	$1,438,265,606

Meridian Value Fund
Summary of Portfolio Holdings
June 30, 2010

Portfolio Holdings by Category (% of total net assets)
Retail	10.1%	$81,405,106
Technology	8.7	69,684,270
Banking	5.5	44,542,803
Industrial Products	5.3	42,476,902
Leisure & Amusement	5.0	39,816,518
Industrial Services	4.6	36,703,269
Energy	4.3	34,308,952
Diversified Financial Services	4.1	33,234,292
U.S. Government Obligations	4.0	31,988,800
Trucking	3.5	28,007,098
Semiconductors	3.2	25,835,034
Tech-Software	3.0	24,453,281
Health Care Products	2.9	23,058,523
Insurance Brokers	2.9	22,907,115
Insurance	2.5	20,399,350
Environmental Facilities & Services	2.5	20,069,406
Home Improvement Retail	2.5	19,705,312
Railroads	2.4	19,212,564
Automotive Wholesale Services	2.4	19,091,056
Industrial	2.2	17,281,704
Metals	2.1	17,244,584
Utilities	2.1	16,840,684
Household Appliances	2.0	15,691,007
Pharmaceuticals	1.9	15,090,264
Air Freight & Logistics	1.8	14,602,210
Asset Management & Custody Banks	1.8	14,281,683
REITs-Diversified	1.7	13,639,684
Brokerage & Money Management	1.4	11,598,930
Office Services & Supplies	1.2	9,851,800
Agriculture	0.5	4,377,034
Insurance-Property & Casualty	0.5	3,990,528
Cash & Other Assets, Less Liabilities	1.4	11,545,738

	100.0%	$802,935,501

Meridian Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period January 1, 2010 to June 30, 2010

We believe it is important for you to understand the impact of fees and expenses on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.

	Beginning	Ending			Expenses
	Account Value	Account Value	Expense		Paid During
	1/1/10	6/30/10	Ratio(1)		Period(2)

Actual Fund Return (See explanation below)
Meridian Equity Income Fund	$1,000.00	$983.80	1.25	%(4)	$6.15
Meridian Growth Fund	$1,000.00	$998.20	0.83%		$4.11
Meridian Value Fund	$1,000.00	$930.20	1.07%		$5.12
Hypothetical 5% Return(3) (See explanation below)
Meridian Equity Income Fund	$1,000.00	$1,018.60	1.25	%(4)	$6.26
Meridian Growth Fund	$1,000.00	$1,020.68	0.83%		$4.16
Meridian Value Fund	$1,000.00	$1,019.49	1.07%		$5.36

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, then divided by 365.

(3)	Before expenses.

(4)	See note 2 to Financial Statements.

Meridian Fund, Inc.
Disclosure of Fund Expenses (Unaudited) (continued)
For the Six Month Period January 1, 2010 to June 30, 2010

The table above illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this 5% Return hypothetical example with the 5% Return hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as short-term redemption and exchange fees or sales and service charges you may pay third party broker/dealers. Had these transactional costs been included, your costs would have been higher. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Management’s Discussion of Meridian Equity Income Fund®
Performance

During the fiscal year ended June 30, 2010, the Meridian Equity Income Fund gained 26.44% compared to a gain of 14.43% for the S&P 500 with reinvested dividends, a gain of 21.48% for the Russell 2000 and a gain of 14.94% for the NASDAQ.

The Equity Income Fund is highly diversified. During the period the Fund was invested in companies individually comprising 64 sectors, along with 11 sectors comprised of 2 companies. During the period each company was typically weighted between 1.50% and 1.85% of net assets. As a result of this strategy one sector cannot move the performance dramatically in any direction.

The Fund’s strongest performance was from companies in the media broadcasting & cable, chemicals-diversified, department stores, household appliances, office services & supplies, personal products and aerospace sectors, as well as the performance of individual stocks that were the only issue we own in a particular sector. The Fund’s weakest performance was from companies in the chemicals-specialty, pharmaceuticals, apparel-retail and semiconductors sectors as well as the performance of individual stocks that were the only issue we own in a particular sector.

The Fund emphasizes investments in companies that pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future.

Value of $10,000 invested in the Meridian Equity Income Fund and the S&P 500 Index

	Meridian Equity	S&P 500
	Income Fund	Index
1/31/2005 *	10000	10000
03/31/05	10090	10030
06/30/05	10100	10167
09/30/05	10360	10533
12/31/05	10599	10753
03/31/06	11358	11206
06/30/06	11186	11044
09/30/06	11915	11670
12/31/06	12672	12452
03/31/07	12796	12531
06/30/07	13604	13318
09/30/07	13324	13589
12/31/07	12608	13136
03/31/08	11979	11895
06/30/08	11449	11571
09/30/08	11195	10602
12/31/08	8813	8276
03/31/09	7411	7365
06/30/09	8386	8538
09/30/09	10068	9871
12/31/09	10778	10467
03/31/10	11513	11031
06/30/10	10603	9771

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

*	Inception date.

Management’s Discussion of Meridian Growth Fund®
Performance

During the fiscal year ended June 30, 2010, the Meridian Growth Fund gained 22.18% compared to a gain of 14.43% for the S&P 500 with reinvested dividends, a gain of 21.48% for the Russell 2000, and a gain of 14.94% for the NASDAQ.

The Growth Fund’s performance reflected the strength of our holdings in the technology, retail and energy sectors (representing approximately twenty, ten and five percent of total portfolio holdings, respectively), as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset primarily by weakness in our holdings in the insurance brokers, industrial services and the business services sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector.

The Fund’s investments include companies that are relatively small in terms of total assets, revenues and earnings, which the Investment Adviser believes may have prospects for above average growth in revenue and earnings.

Value of $10,000 invested in the Meridian Growth Fund, the Russell 2000 Index and the S&P 500 Index

	Meridian Growth	S&P 500	Russell 2000
	Fund	Index	Index
06/30/00	10000	10000	10000
06/30/01	12334	8518	10057
06/30/02	12386	6986	9192
06/30/03	12361	7004	9041
06/30/04	16519	8342	12058
06/30/05	16957	8869	13198
06/30/06	18666	9633	15122
06/30/07	22342	11615	17607
06/30/08	19259	10092	14756
06/30/09	16753	7447	11066
06/30/10	20469	8522	13443

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Management’s Discussion of Meridian Value Fund®
Performance

During the fiscal year ended June 30, 2010, the Meridian Value Fund gained 12.20% compared to a gain of 14.43% for the S&P 500 with reinvested dividends, a gain of 21.48% for the Russell 2000 and a gain of 14.94% for the NASDAQ.

The Value Fund’s performance reflected the strength of our holdings in the home improvement-retail, leisure & amusement, tech-software and retail sectors (representing approximately twenty-two percent of total portfolio holdings), as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset primarily by relative weakness in our holdings in the industrial services, trucking and heath care products sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector.

The Meridian Value Fund’s strategy is to invest in stocks, across a range of market capitalizations, which the Investment Adviser believes are undervalued in relation to the issuer’s long-term earnings power, asset value and/or the stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on this strategy, the Fund’s average compounded annual return for the ten-year period from June 30, 2000 to June 30, 2010 was a 6.20% gain compared to 1.61% loss for the S&P 500, with reinvested dividends. Prior to June 30, 1995 the Value Fund’s cash position was approximately 50%, as it was in the start-up process of becoming fully invested. The Meridian Value Fund’s average compounded annual return from inception to June 30, 2010 was a gain of 12.15%, compared to a gain of 7.32% for the S&P 500, with reinvested dividends.

Value of $10,000 invested in the Meridian Value Fund and the S&P 500 Index

	Meridian Value	S&P 500
	Fund	Index
06/30/00	10000	10000
06/30/01	12796	8518
06/30/02	12568	6986
06/30/03	13111	7004
06/30/04	16715	8342
06/30/05	18053	8869
06/30/06	19380	9633
06/30/07	24011	11615
06/30/08	21893	10092
06/30/09	16262	7447
06/30/10	18246	8522

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Equity Income Fund
Schedule of Investments
June 30, 2010

	Shares	Value

COMMON STOCKS - 94.7%

AEROSPACE & DEFENSE - 1.6%
Northrop Grumman Corp.	7,100	$386,524

AIR FREIGHT & LOGISTICS - 1.6%
United Parcel Service, Inc. Class B	7,015	399,083

APPAREL ACCESSORIES & LUXURY GOODS - 1.6%
VF Corp.	5,600	398,608

APPAREL RETAIL - 1.5%
American Eagle Outfitters, Inc.	32,400	380,700

APPLICATION SOFTWARE - 1.7%
Interactive Data Corp.	12,400	413,912

ASSET MANAGEMENT & CUSTODY BANKS - 1.5%
Federated Investors, Inc. Class B	18,200	376,922

BANKING-COMMERCIAL - 1.6%
Bank of Hawaii Corp.	8,500	410,975

BANKING-REGIONAL BANKS - 1.6%
Cullen/Frost Bankers, Inc.	7,700	395,780

BANKING-THRIFTS & MORTGAGE FINANCE - 1.5%
Hudson City Bancorp, Inc.	31,300	383,112

CHEMICALS-DIVERSIFIED - 1.6%
PPG Industries, Inc.	6,500	392,665

CHEMICALS-SPECIALTY - 1.5%
RPM International, Inc.	21,200	378,208

COMMERCIAL PRINTING - 1.5%
R. R. Donnelley & Sons Co.	23,215	380,030

COMPUTER HARDWARE - 1.4%
Diebold, Inc.	13,200	359,700

CONSUMER FINANCE - 1.6%
H & R Block, Inc.	24,700	387,543

CONSUMER PRODUCTS - 1.8%
Kimberly-Clark Corp.	7,250	439,568

DEPARTMENT STORES - 1.4%
JC Penney Co., Inc.	15,900	341,532

DISTRIBUTORS - 1.6%
Genuine Parts Co.	10,185	401,798

DIVERSIFIED CAPITAL MARKETS - 1.6%
NYSE Euronext	14,200	392,346

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Broadridge Financial Solutions, Inc.	20,100	382,905

DIVERSIFIED MANUFACTURING OPERATIONS - 1.4%
Harsco Corp.	15,200	357,200

ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
Hubbell, Inc. Class B	9,200	365,148

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2010

	Shares	Value

COMMON STOCKS (continued)

ELECTRONIC EQUIPMENT MANUFACTURING - 1.5%
Molex, Inc.	19,900	$362,976

ENERGY - 1.5%
Chevron Corp.	5,600	380,016

ENVIRONMENTAL FACILITIES & SERVICES - 1.6%
Waste Management, Inc.	12,790	400,199

FOOD DISTRIBUTORS - 1.7%
SYSCO Corp.	14,900	425,693

FOOD & MEATS-PACKAGED - 1.6%
Kraft Foods, Inc. Class A	14,000	392,000

HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Hillenbrand, Inc.	18,100	387,159

HEALTH CARE PRODUCTS - 1.5%
Baxter International, Inc.	9,400	382,016

HEALTH CARE SERVICES - 1.8%
Pharmaceutical Product Development, Inc.	18,000	457,380

HOME IMPROVEMENT RETAIL - 1.4%
Home Depot, Inc.	12,800	359,296

HOUSEHOLD APPLIANCES - 1.7%
Snap-On, Inc.	10,200	417,282

HOUSEHOLD-HOME FURNISHINGS - 1.6%
Leggett & Platt, Inc.	19,425	389,665

INDEPENDENT POWER PRODUCERS & ENERGY - 1.6%
Constellation Energy Group, Inc.	12,000	387,000

INDUSTRIAL CONGLOMERATES - 1.6%
3M Co.	5,100	402,849

INDUSTRIAL MACHINERY - 1.5%
Eaton Corp.	5,620	367,773

INSURANCE BROKERS - 1.6%
Willis Group Holdings Plc (United Kingdom)	13,125	394,406

INSURANCE-MULTI-LINE - 1.6%
Chubb Corp.	8,100	405,081

INSURANCE-PROPERTY & CASUALTY - 1.6%
Mercury General Corp.	9,645	399,689

IT SERVICES & DATA PROCESSING - 1.4%
Paychex, Inc.	13,700	355,789

MACHINERY-CONSTRUCTION, FARM & HEAVY TRUCKS - 1.6%
Caterpillar, Inc.	6,700	402,469

MEDIA-BROADCASTING & CABLE TV - 1.7%
Time Warner Cable, Inc.	8,300	432,264

METAL & GLASS CONTAINERS - 1.7%
Greif, Inc. Class A	7,500	416,550

OFFICE SERVICES & SUPPLIES - 1.6%
Pitney Bowes, Inc.	17,900	393,084

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2010

	Shares	Value

COMMON STOCKS (continued)

OIL & GAS-STORAGE & TRANSPORTATION - 1.6%
Spectra Energy Corp.	19,300	$387,351

PACKAGING - 1.5%
MeadWestvaco Corp.	16,600	368,520

PAPER & PACKAGING - 1.7%
Sonoco Products Co.	13,600	414,528

PERSONAL PRODUCTS - 1.5%
Avon Products, Inc.	14,500	384,250

PHARMACEUTICALS - 1.6%
Johnson & Johnson	6,735	397,769

PUBLISHING - 1.5%
McGraw-Hill Cos., Inc. (The)	13,600	382,704

RAILROADS - 1.7%
Norfolk Southern Corp.	7,800	413,790

REITS-STORAGE - 1.6%
Public Storage REIT	4,500	395,595

RESTAURANTS - 1.6%
McDonald’s Corp.	5,900	388,633

RETAIL - 1.6%
Mattel, Inc.	19,300	408,388

SEMICONDUCTORS - 1.7%
Microchip Technology, Inc.	15,700	435,518

SOFT DRINKS - 1.6%
Coca-Cola Co. (The)	8,200	410,984

STEEL - 1.5%
Nucor Corp.	9,900	378,972

TELECOMMUNICATION SERVICES- INTEGRATED - 1.6%
AT&T, Inc.	16,980	410,746

TOBACCO - 1.7%
Reynolds American, Inc.	8,205	427,645

TRUCKING - 1.5%
Ryder System, Inc.	9,400	378,162

UTILITIES-GAS - 1.6%
AGL Resources, Inc.	11,400	408,348

TOTAL INVESTMENTS - 94.7% (Cost $24,806,294)		23,626,798

CASH AND OTHER ASSETS, LESS LIABILITIES - 5.3%		1,310,028

NET ASSETS - 100.0%		$24,936,826

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund
Schedule of Investments
June 30, 2010

	Shares	Value

COMMON STOCKS - 94.6%

AIR FREIGHT & LOGISTICS - 2.1%
Expeditors International of Washington, Inc.	877,000	$30,265,270

AUTOMOTIVE WHOLESALE SERVICES - 2.3%
Copart, Inc.*	922,400	33,031,144

BANKING - 1.7%
CVB Financial Corp.	2,568,100	24,396,950

BANKING - COMMERCIAL - 2.0%
Bank of Hawaii Corp.	604,100	29,208,235

BROKERAGE & MONEY MANAGEMENT - 3.2%
Affiliated Managers Group, Inc.*	458,400	27,856,968
T. Rowe Price Group, Inc.	412,550	18,313,095

		46,170,063

BUILDING PRODUCTS - 4.1%
Lumber Liquidators Holdings, Inc.*	938,800	21,902,204
Valspar Corp.	1,245,700	37,520,484

		59,422,688

CASINOS & GAMING - 0.9%
International Game Technology	811,860	12,746,202

CELLULAR COMMUNICATIONS - 2.3%
American Tower Corp. Class A*	740,500	32,952,250

CHEMICALS-SPECIALTY - 2.5%
RPM International, Inc.	2,025,210	36,129,746

CONSUMER SERVICES - 2.3%
Rollins, Inc.	1,606,980	33,248,416

DISTRIBUTORS - 2.0%
Watsco, Inc.	496,400	28,751,488

ENERGY - 5.4%
Continental Resources, Inc.*	335,200	14,956,624
Core Laboratories NV (Netherlands)	173,700	25,639,857
FMC Technologies, Inc.*	380,680	20,046,609
Noble Energy, Inc.	284,900	17,188,017

		77,831,107

HEALTH CARE INFORMATION SERVICES - 1.5%
Cerner Corp.*	291,330	22,109,034

HEALTH CARE PRODUCTS - 4.5%
DENTSPLY International, Inc.	1,014,200	30,334,722
Edwards Lifesciences Corp.*	603,170	33,789,583

		64,124,305

HEALTH CARE TECHNOLOGY - 1.9%
IDEXX Laboratories, Inc.*	440,900	26,850,810

INDUSTRIAL CONGLOMERATES - 4.7%
Cooper Industries Plc	777,100	34,192,400
Dionex Corp.*	442,200	32,926,212

		67,118,612

INDUSTRIAL SERVICES - 4.2%
Ritchie Bros. Auctioneers, Inc. (Canada)	1,243,600	22,658,392
Waste Connections, Inc.*	1,065,200	37,164,828

		59,823,220

INSURANCE BROKERS - 5.0%
Brown & Brown, Inc.	1,828,250	34,992,705
Willis Group Holdings Plc (United Kingdom)	1,229,430	36,944,372

		71,937,077

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2010

	Shares	Value

COMMON STOCKS (continued)

LEISURE & AMUSEMENT - 2.0%
Royal Caribbean Cruises, Ltd.*	1,254,400	$28,562,688

METALS - 0.9%
Cameco Corp. (Canada)	638,900	13,595,792

REITS-DIVERSIFIED - 1.0%
Digital Realty Trust, Inc. REIT	235,800	13,600,944

RESTAURANTS - 2.4%
Cracker Barrel Old Country Store, Inc.	725,388	33,774,065

RETAIL - 10.7%
Bed Bath & Beyond, Inc.*	567,200	21,031,776
CarMax, Inc.*	991,400	19,728,860
Coach, Inc.	748,900	27,372,295
Family Dollar Stores, Inc.	774,000	29,172,060
Mattel, Inc.	1,602,000	33,898,320
PetSmart, Inc.	749,500	22,612,415

		153,815,726

TECHNOLOGY - 6.9%
Autodesk, Inc.*	1,027,500	25,029,900
NetApp, Inc.*	570,400	21,281,624
Trimble Navigation, Ltd.*	919,100	25,734,800
Zebra Technologies Corp. Class A*	1,095,513	27,793,165

		99,839,489

TECH-SOFTWARE - 16.0%
Advent Software, Inc.*	729,138	34,240,320
Blackbaud, Inc.	1,317,500	28,681,975
BMC Software, Inc.*	820,000	28,396,600
Citrix Systems, Inc.*	747,400	31,562,702
MICROS Systems, Inc.*	927,900	29,572,173
Nuance Communications, Inc.*	1,321,200	19,751,940
Solera Holdings, Inc.	936,500	33,901,300
Teradata Corp.*	803,300	24,484,584

		230,591,594

TRUCKING - 2.1%
J.B. Hunt Transport Services, Inc.	925,100	30,223,017

TOTAL COMMON STOCKS - 94.6% (Cost $1,166,883,463)		1,360,119,932

U.S. GOVERNMENT OBLIGATIONS - 3.6%
U.S. Treasury Bill @ .091%** due 09/23/10 (Face Value $30,000,000)		29,989,500
U.S. Treasury Bill @ .127%** due 09/23/10 (Face Value $22,000,000)		21,992,300

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $51,987,283)		51,981,800

TOTAL INVESTMENTS - 98.2% (Cost $1,218,870,746)		1,412,101,732

CASH AND OTHER ASSETS, LESS LIABILITIES - 1.8%		26,163,874

NET ASSETS - 100.0%		$1,438,265,606

REIT - Real Estate Investment Trust

*	Non-income producing securities

**	Annualized yield at date of purchase

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Schedule of Investments
June 30, 2010

	Shares	Value

COMMON STOCKS - 94.6%

AGRICULTURE - 0.5%
Monsanto Co.	94,700	$4,377,034

AIR FREIGHT & LOGISTICS - 1.8%
UTi Worldwide, Inc.	1,179,500	14,602,210

ASSET MANAGEMENT & CUSTODY BANKS - 1.8%
Franklin Resources, Inc.	165,700	14,281,683

AUTOMOTIVE WHOLESALE SERVICES - 2.4%
LKQ Corp.*	990,200	19,091,056

BANKING - 5.5%
CVB Financial Corp.	1,801,800	17,117,100
JPMorgan Chase & Co.	212,300	7,772,303
Northern Trust Corp.	254,800	11,899,160
Wells Fargo & Co.	302,900	7,754,240

		44,542,803

BROKERAGE & MONEY MANAGEMENT - 1.4%
TD Ameritrade Holding Corp.*	758,100	11,598,930

DIVERSIFIED FINANCIAL SERVICES - 4.1%
Broadridge Financial Solutions, Inc.	1,147,000	21,850,350
Equifax, Inc.	405,700	11,383,942

		33,234,292

ENERGY - 4.3%
Apache Corp.	174,100	14,657,479
Forest Oil Corp.*	569,300	15,576,048
Ultra Petroleum Corp.*	92,100	4,075,425

		34,308,952

ENVIRONMENTAL FACILITIES & SERVICES - 2.5%
Waste Management, Inc.	641,400	20,069,406

HEALTH CARE PRODUCTS - 2.9%
Gen-Probe, Inc.*	244,500	11,105,190
Hologic, Inc.*	858,100	11,953,333

		23,058,523

HOME IMPROVEMENT RETAIL - 2.5%
Sherwin-Williams Co. (The)	284,800	19,705,312

HOUSEHOLD APPLIANCES - 2.0%
Stanley Black & Decker, Inc.	310,590	15,691,007

INDUSTRIAL - 2.2%
Curtiss-Wright Corp.	595,100	17,281,704

INDUSTRIAL PRODUCTS - 5.3%
Cummins, Inc.	84,400	5,496,972
Lincoln Electric Holdings, Inc.	295,800	15,082,842
Sealed Air Corp.	1,110,400	21,897,088

		42,476,902

INDUSTRIAL SERVICES - 4.6%
Nalco Holdings Co.	972,000	19,887,120
Ritchie Bros. Auctioneers, Inc. (Canada)	425,700	7,756,254
W.W. Grainger, Inc.	91,100	9,059,895

		36,703,269

INSURANCE - 2.5%
Travelers Cos., Inc. (The)	414,200	20,399,350

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Schedule of Investments (continued)
June 30, 2010

	Shares	Value

COMMON STOCKS (continued)

INSURANCE BROKERS - 2.9%
Willis Group Holdings Plc (United Kingdom)	762,300	$22,907,115

INSURANCE-PROPERTY & CASUALTY - 0.5%
Fidelity National Financial, Inc. Class A*	307,200	3,990,528

LEISURE & AMUSEMENT - 5.0%
Carnival Corp.	670,600	20,278,944
Polaris Industries, Inc.	357,700	19,537,574

		39,816,518

METALS - 2.1%
Cameco Corp. (Canada)	356,600	7,588,448
Newmont Mining Corp.	156,400	9,656,136

		17,244,584

OFFICE SERVICES & SUPPLIES - 1.2%
Steelcase, Inc. Class A	1,271,200	9,851,800

PHARMACEUTICALS - 1.9%
BioMarin Pharmaceutical, Inc.*	795,900	15,090,264

RAILROADS - 2.4%
Union Pacific Corp.	276,400	19,212,564

REITS-DIVERSIFIED - 1.7%
Host Hotels & Resorts, Inc. REIT	1,011,846	13,639,684

RETAIL - 10.1%
Carter’s, Inc.*	788,800	20,706,000
Costco Wholesale Corp.	346,200	18,982,146
Kohl’s Corp.*	413,400	19,636,500
Mattel, Inc.	1,043,500	22,080,460

		81,405,106

SEMICONDUCTORS - 3.2%
NVIDIA Corp.*	1,222,700	12,483,767
Power Integrations, Inc.	414,700	13,351,267

		25,835,034

TECHNOLOGY - 8.7%
Acxiom Corp.*	831,600	12,216,204
Autodesk, Inc.*	655,100	15,958,236
Cisco Systems, Inc.*	899,600	19,170,476
Echelon Corp.*	378,100	2,771,473
Zebra Technologies Corp. Class A*	771,300	19,567,881

		69,684,270

TECH-SOFTWARE - 3.0%
Citrix Systems, Inc.*	579,050	24,453,281

TRUCKING - 3.5%
Con-way, Inc.	399,500	11,992,990
Heartland Express, Inc.	1,102,900	16,014,108

		28,007,098

UTILITIES - 2.1%
Hawaiian Electric Industries, Inc.	739,275	16,840,684

TOTAL COMMON STOCKS - 94.6% (Cost $691,557,268)		759,400,963

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Schedule of Investments (continued)
June 30, 2010

U.S. GOVERNMENT OBLIGATIONS - 4.0%
U.S. Treasury Bill @ .091%** due 09/23/10 (Face Value $9,000,000)	8,996,850
U.S. Treasury Bill @ .127%** due 09/23/10 (Face Value $23,000,000)	22,991,950

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $31,991,402)	31,988,800

TOTAL INVESTMENTS - 98.6% (Cost $723,548,670)	791,389,763

CASH AND OTHER ASSETS, LESS LIABILITIES - 1.4%	11,545,738

NET ASSETS - 100.0%	$802,935,501

REIT - Real Estate Investment Trust

*	Non-income producing securities
**	Annualized yield at date of purchase

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2010

	Equity
	Income Fund	Growth Fund	Value Fund

ASSETS

Investments (Cost $24,806,294, $1,218,870,746 and $723,548,670, respectively)	$23,626,798	$1,412,101,732	$791,389,763
Cash	1,306,415	29,271,114	11,404,603
Receivable for:
Capital shares purchased	—	402,633	52,222
Securities sold	—	—	2,222,627
Dividends	68,024	1,320,946	998,253
Interest	59	1,569	457
Prepaid expenses	28,732	7,973	5,478

TOTAL ASSETS	25,030,028	1,443,105,967	806,073,403

LIABILITIES

Payable for:
Capital shares sold	10,000	992,723	264,369
Securities purchased	40,761	2,647,327	1,961,553
Accrued expenses:
Investment advisory fees	20,893	1,030,893	773,011
Professional fees	17,178	44,085	37,456
Directors’ fees	383	1,356	289
Other payables and accrued expenses	3,987	123,977	101,224

TOTAL LIABILITIES	93,202	4,840,361	3,137,902

NET ASSETS	$24,936,826	$1,438,265,606	$802,935,501

Capital shares issued and outstanding, par value $0.01 (500,000,000, 500,000,000 and 500,000,000 shares authorized, respectively)	2,929,369	42,380,810	35,212,138

Net asset value per share (offering and redemption price)	$8.51	$33.94	$22.80

Net Assets consist of:
Paid in capital	$32,673,010	$1,279,028,669	$1,075,681,017
Accumulated net realized loss	(7,019,030)	(33,994,049)	(343,095,265)
Net unrealized appreciation (depreciation) on investments	(1,179,496)	193,230,986	67,841,093
Undistributed net investment income	462,342	—	2,508,656

	$24,936,826	$1,438,265,606	$802,935,501

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2010

	Equity
	Income Fund	Growth Fund	Value Fund

INVESTMENT INCOME

Dividends	$886,993	$15,131,465	$12,488,911
Interest	630	63,506	39,337

Total investment income	887,623	15,194,971	12,528,248

EXPENSES

Investment advisory fees	236,999	10,743,457	9,163,068
Custodian fees	5,139	136,605	90,463
Directors’ fees and expenses	1,095	11,830	—
Pricing fees	22,409	142,785	91,307
Professional fees	29,772	68,290	42,890
Registration and filing fees	20,755	35,288	32,614
Reports to shareholders	2,191	172,008	137,608
Transfer agent fees	8,486	502,698	448,260
Miscellaneous expenses	1,285	26,289	13,374

Total expenses	328,131	11,839,250	10,019,584
Expenses waived and reimbursed by Adviser (Note 2)	(12,855)	—	—

Net expenses	315,276	11,839,250	10,019,584

Net investment income	572,347	3,355,721	2,508,664

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	134,812	60,595,810	48,310,157
Net change in unrealized appreciation/depreciation on investments	4,752,277	200,490,358	59,475,624

Net realized and unrealized gain on investments	4,887,089	261,086,168	107,785,781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,459,436	$264,441,889	$110,294,445

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009

OPERATIONS

Net investment income	$572,347	$662,111	$3,355,721	$6,187,874
Net realized gain (loss) on investments	134,812	(7,126,742)	60,595,810	(82,817,643)
Net change in unrealized appreciation/depreciation on investments	4,752,277	(1,987,012)	200,490,358	(119,188,019)

Net increase (decrease) in net assets from operations	5,459,436	(8,451,643)	264,441,889	(195,817,788)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary income	(560,148)	(615,121)	(5,002,954)	(3,609,575)
Distributions from net realized capital gains	—	(1,456,326)	—	(44,377,550)
Distributions of Paid-in-Capital	—	—	(812,370)	(84,488)

Net distributions	(560,148)	(2,071,447)	(5,815,324)	(48,071,613)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares	916,172	2,784,387	231,057,644	243,684,297
Reinvestment of distributions	555,528	2,049,936	5,531,275	40,205,037
Redemption fees	4	385	33,340	57,659
Less: redemptions of shares	(2,153,472)	(7,110,948)	(254,639,438)	(358,416,027)

Decrease resulting from capital share transactions	(681,768)	(2,276,240)	(18,017,179)	(74,469,034)

Total increase (decrease) in net assets	4,217,520	(12,799,330)	240,609,386	(318,358,435)

NET ASSETS

Beginning of year	20,719,306	33,518,636	1,197,656,220	1,516,014,655

End of year	$24,936,826	$20,719,306	$1,438,265,606	$1,197,656,220

Undistributed net investment income at end of year	$462,342	$450,143	$—	$—

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Statements of Changes in Net Assets

	Value Fund
	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

OPERATIONS

Net investment income	$2,508,664	$9,603,671
Net realized gain (loss) on investments	48,310,157	(383,285,911)
Net change in unrealized appreciation/depreciation on investments	59,475,624	21,473,571

Net increase (decrease) in net assets from operations	110,294,445	(352,208,669)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from ordinary income	(9,603,460)	—
Distributions from net realized capital gains	—	(57,564,994)

Net distributions	(9,603,460)	(57,564,994)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of shares	65,052,660	184,378,825
Reinvestment of distributions	9,368,134	48,793,417
Redemption fees	13,847	81,332
Less: redemptions of shares	(203,762,134)	(311,093,451)

Decrease resulting from capital share transactions	(129,327,493)	(77,839,877)

Total decrease in net assets	(28,636,508)	(487,613,540)

NET ASSETS

Beginning of year	831,572,009	1,319,185,549

End of year	$802,935,501	$831,572,009

Undistributed net investment income at end of year	$2,508,656	$9,603,452

The accompanying notes are an integral part of the financial statements.

Meridian Equity Income Fund
Financial Highlights
Selected data for each share of capital stock outstanding throughout each period

						For the fiscal
						period from
						January 31, 2005
	For the fiscal year ended June 30,					through
	2010	2009	2008	2007	2006	June 30, 2005+

Net Asset Value - Beginning of Period	$6.88	$10.37	$13.14	$11.05	$10.10	$10.00

Income (Loss) from Investment Operations

Net Investment Income	0.19 [1]	0.22 [1]	0.24 [1]	0.18	0.15	0.06
Net Gains (Losses) on Investments (both realized and unrealized)	1.63	(2.96)	(2.25)	2.19	0.93	0.04

Total From Investment Operations	1.82	(2.74)	(2.01)	2.37	1.08	0.10

Less Distributions

Distributions from Net Investment Income	(0.19)	(0.22)	(0.22)	(0.17)	(0.12)	0.00
Distributions from Net Realized Capital Gains	0.00	(0.53)	(0.54)	(0.11)	(0.01)	0.00

Total Distributions	(0.19)	(0.75)	(0.76)	(0.28)	(0.13)	0.00

Net Asset Value - End of Period	$8.51	$6.88	$10.37	$13.14	$11.05	$10.10

Total Return	26.44%	(26.75% )	(15.84% )	21.61%	10.75%	1.00%	[2]

Ratios/Supplemental Data

Net Assets, End of Period (000’s)	$24,937	$20,719	$33,519	$43,188	$25,451	$8,412
Ratio of Expenses to Average Net Assets
Before expense reimbursement/recoupment	1.30%	1.43%	1.25% [3]	1.29%	1.67%	3.96%	[4]
After expense reimbursement/recoupment[5]	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	[4]
Ratio of Net Investment Income to Average Net Assets
After expense reimbursement/recoupment	2.27%	2.73%	2.02%	1.64%	1.80%	2.11%	[4]

Portfolio Turnover Rate	63%	49%	62%	37%	60%	25%

+	The Fund commenced investment operations on January 31, 2005.

[1]	Per share net investment income has been calculated using the average daily shares method.

[2]	Not Annualized.

[3]	The Advisor recouped $4,849 during the fiscal year ended June 30, 2008, representing previously reimbursed expenses. Had such payment not been made, the expense ratio would have been 1.24%.

[4]	Annualized.

[5]	See note 2 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Meridian Growth Fund
Financial Highlights
Selected data for each share of capital stock outstanding throughout each period

	For the fiscal year ended June 30,
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001

Net Asset Value - Beginning of Year	$27.89	$33.60	$42.74	$38.54	$35.77	$35.38	$27.24	$28.10	$31.30	$29.45

Income (Loss) from Investment Operations

Net Investment Income (Loss)	0.08 [1]	0.15 [1]	0.05 [1]	0.04	(0.01)	(0.07)	(0.04)	(0.08)	(0.12)	2.26
Net Gains (Losses) on Investments (both realized and unrealized)	6.11	(4.68)	(5.56)	7.29	3.58	1.02	9.10	(0.11)	(0.24)	3.89

Total From Investment Operations	6.19	(4.53)	(5.51)	7.33	3.57	0.95	9.06	(0.19)	(0.36)	6.15

Less Distributions

Distributions from Net Investment Income	(0.12)	(0.09)	(0.05)	(0.01)	0.00	0.00	0.00	(0.06)	0.00	(2.44)
Distributions from Net Realized Capital Gains	0.00	(1.09)	(3.58)	(3.12)	(0.80)	(0.56)	(0.92)	(0.61)	(2.84)	(1.86)
Distributions from Paid in Capital	(0.02)	(0.00)[2]	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total Distributions	(0.14)	(1.18)	(3.63)	(3.13)	(0.80)	(0.56)	(0.92)	(0.67)	(2.84)	(4.30)

Net Asset Value - End of Year	$33.94	$27.89	$33.60	$42.74	$38.54	$35.77	$35.38	$27.24	$28.10	$31.30

Total Return.	22.18%	(13.01% )	(13.80% )	19.69%	10.08%	2.65%	33.65%	(0.20% )	0.42%	23.34%

Ratios/Supplemental Data

Net Assets, End of Year (000’s)	$1,438,266	$1,197,656	$1,516,015	$2,066,750	$1,689,374	$1,693,564	$1,273,302	$448,393	$310,659	$182,117

Ratio of Expenses to Average Net Assets	0.84%	0.86%	0.84%	0.84%	0.85%	0.86%	0.88%	0.95%	1.02%	1.04%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%	0.52%	0.13%	0.11%	(0.03% )	(0.21% )	(0.21% )	(0.47% )	(0.62% )	(0.26% )

Portfolio Turnover Rate	37%	35%	39%	40%	29%	32%	19%	27%	26%	43%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.

[2]	Distribution rounds to less than $.01 per share.

The accompanying notes are an integral part of the financial statements.

Meridian Value Fund
Financial Highlights
Selected data for each share of capital stock outstanding throughout each period

	For the fiscal year ended June 30,
	2010	2009	2008	2007	2006	2005	2004	2003		2002	2001

Net Asset Value - Beginning of Year	$20.53	$29.43	$38.79	$36.14	$38.11	$40.35	$31.65	$30.34		$30.98	$25.88

Income (Loss) from Investment Operations

Net Investment Income (Loss)	0.07 [1]	0.22 [1]	0.15 [1]	0.41	0.18	0.19	0.00	(0.03)		(0.05)	1.12
Net Gains (Losses) on Investments (both realized and unrealized)	2.45	(7.80)	(3.12)	7.74	2.45	2.96	8.70	1.34		(0.51)	5.75

Total From Investment Operations	2.52	(7.58)	(2.97)	8.15	2.63	3.15	8.70	1.31		(0.56)	6.87

Less Distributions

Distributions from Net Investment Income	(0.25)	0.00	(0.35)	(0.41)	(0.32)	(0.28)	0.00	0.00		(0.04)	(1.09)
Distributions from Net Realized Capital Gains	0.00	(1.32)	(6.04)	(5.09)	(4.28)	(5.11)	0.00	0.00		(0.04)	(0.68)

Total Distributions	(0.25)	(1.32)	(6.39)	(5.50)	(4.60)	(5.39)	0.00	0.00		(0.08)	(1.77)

Net Asset Value - End of Year	$22.80	$20.53	$29.43	$38.79	$36.14	$38.11	$40.35	$31.65		$30.34	$30.98

Total Return	12.20%	(25.72% )	(8.82% )	23.90%	7.35%	8.00%	27.49%	4.32%		(1.78% )	27.95%

Ratios/Supplemental Data

Net Assets, End of Year (000’s)	$802,936	$831,572	$1,319,186	$1,819,440	$1,686,874	$2,271,478	$2,226,590	$1,456,552		$1,297,207	$768,559

Ratio of Expenses to Average Net Assets	1.09%	1.12%	1.09%	1.08%	1.09%	1.08%	1.09%	1.11%		1.12%	1.10%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	0.97%	0.44%	0.59%	0.49%	0.48%	0.01%	(0.12%	)	(0.22% )	0.60%

Portfolio Turnover Rate	45%	87%	61%	75%	58%	59%	81%	60%		54%	76%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.

The accompanying notes are an integral part of the financial statements.

Meridian Fund, Inc.
Notes to Financial Statements
For the Year Ended June 30, 2010

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds”) is comprised of the Meridian Equity Income Fund (the “Equity Income Fund”), the Meridian Growth Fund (the “Growth Fund”) and the Meridian Value Fund (the “Value Fund”). The Equity Income Fund, the Growth Fund and the Value Fund (each a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as no-load, diversified, open-end management investment companies. The Equity Income Fund began operations and was registered on January 31, 2005. The Growth Fund began operations and was registered on August 1, 1984. The Value Fund began operations on February 10, 1994 and was registered on February 7, 1994.

The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.

The primary investment objective of the Growth Fund is to seek long-term growth of capital.

The primary investment objective of the Value Fund is to seek long-term growth of capital.

The following is a summary of significant accounting policies for all of the Funds:

a.	Investment Valuations: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by Aster Investment Management Company, Inc. (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are valued at amortized cost which approximates fair market value.

b.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.

c.	Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

d.	Cash and Cash Equivalents: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

e.	Expenses: Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to the Funds are generally allocated to each Fund in proportion to their relative net assets.

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2010

f.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates.

g.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

h.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.	Fair Value Measurements: As described in Note 1.a. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – quoted prices in active markets for identical securities;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2010 is as follows:

Valuation Inputs	Equity Income Fund	Growth Fund	Value Fund

Level 1 – Quoted Prices*	$23,626,798	$1,360,119,932	$759,400,963
Level 2 – Other Significant Observable Inputs**	—	51,981,800	31,988,800
Level 3 – Significant Unobservable Inputs	—	—	—

Total Market Value of Investments	$23,626,798	$1,412,101,732	$791,389,763

*	Level 1 investments are comprised of common stock with industry classifications as defined on the Schedule of Investments.
**	Level 2 investments are limited to U.S. Treasury Securities.

During the year ended June 30, 2010 there were no reportable transfers between levels requiring disclosure in conformity with Financial Accounting Standards Board Accounting Standards Update No. 2010-06 “Improving Disclosures about Fair Value Measurements.”

2.	Related Parties: The Funds have entered into management agreements with the Adviser. Certain Officers and/or Directors of the Funds are also Officers and/or Directors of the Adviser. Beneficial ownership in the Funds by Richard F. Aster, Jr., President, as of June 30, 2010 were as follows:

Equity Income Fund	76.11%
Growth Fund	1.33%
Value Fund	2.11%

The Adviser receives from the Equity Income Fund, as compensation for its services, an annual fee of 1% of the first $10,000,000 of the Equity Income Fund’s net assets, 0.90% of the next $20,000,000 of the Equity Income Fund’s net assets, 0.80% of the next $20,000,000 of the Equity Income Fund’s net assets and 0.70% of the Equity Income Fund’s net assets in excess of $50,000,000. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

The Adviser receives from the Growth Fund, as compensation for its services, an annual fee of 1% of the first $50,000,000 of the Growth Fund’s net assets and 0.75% of the Growth Fund’s net assets in excess of $50,000,000. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

The Adviser receives from the Value Fund, as compensation for its services, an annual fee of 1% of the Value Fund’s net assets. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2010

The Adviser voluntarily agreed to waive its fee and reimburse expenses, to the extent that total annual operating expenses for the Equity Income Fund exceeds 1.25%. The Investment Adviser has voluntarily agreed to limit the operating expenses of the Growth and Value Funds to 2.50%. With respect to these limits, the Adviser reimbursed the Equity Income Fund $12,855 but did not reimburse the Growth and Value Funds, during the year ended June 30, 2010.

The Equity Income Fund will carry forward, for a period not to exceed three years from the date on which a waiver or reimbursement of expenses in excess of the expense limitation, is made by the Adviser, and repay the Adviser such amounts; provided the Fund is able to effect such reimbursement and maintain the expense limitation.

At June 30, 2010, the balance of recoupable expenses along with the year of expiration for the Equity Income Fund is:

Amount	Expiration

$44,638	2012
12,855	2013

Subject to the approval of the Board, the Fund will repay the Adviser the amount of its reimbursement for the Equity Income Fund for up to three years following the reimbursement to the extent the Equity Income Fund’s expenses drop below 1.25%, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement at any time.

3.	Capital Shares Transactions: Transactions in capital shares for the year ended June 30, 2010 and the year ended June 30, 2009 were as follows:

	Equity Income Fund
	June 30,	June 30,
	2010	2009

Decrease in Fund shares:
Shares sold	102,162	384,261
Shares issued from reinvestment of distributions	64,075	283,925

	166,237	668,186
Shares redeemed	(250,390)	(887,800)

Net decrease	(84,153)	(219,614)

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2010

	Growth Fund
	June 30,	June 30,
	2010	2009

Decrease in Fund shares:
Shares sold	6,935,285	9,262,413
Shares issued from reinvestment of distributions	162,637	1,630,375

	7,097,922	10,892,788
Shares redeemed	(7,666,732)	(13,057,218)

Net decrease	(568,810)	(2,164,430)

	Value Fund
	June 30,	June 30,
	2010	2009

Decrease in Fund shares:
Shares sold	2,717,508	8,035,231
Shares issued from reinvestment of distributions	382,841	2,401,251

	3,100,349	10,436,482
Shares redeemed	(8,391,590)	(14,754,282)

Net decrease	(5,291,241)	(4,317,800)

4.	Compensation of Directors and Officers: Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Directors of the Funds who are not interested persons, as defined in the Investment Company Act of 1940, receive compensation in the amount of a minimum of $6,000 per annum. Compensation will be paid at each director’s election in either cash or Fund shares. The difference between an average of the share prices of the three series Funds taken at the beginning and the end of the Funds’ fiscal year will be used to calculate an adjustment to the prior year’s director’s fee compensation in each successive year. Compensation will not adjust below $6,000. An additional $1,000 will be paid to each unaffiliated director for each Board of Directors meeting attended other than the annual meeting.

5.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2010, were as follows:

	Purchases	Proceeds from Sales

Equity Income Fund	$14,860,139	$15,533,279
Growth Fund	497,112,161	534,174,682
Value Fund	381,245,858	514,244,527

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2010

6.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal years ended June 30, 2010 and June 30, 2009 were as follows:

2010 Taxable Distributions

		Net
		Long-Term	Distributions of	Total
	Ordinary Income	Capital Gains	Paid-in-Capital	Distributions

Equity Income Fund	$560,148	$—	$—	$560,148
Growth Fund	5,002,954	—	812,370	5,815,324
Value Fund	9,603,460	—	—	9,603,460

2009 Taxable Distributions

		Net
		Long-Term	Distributions of	Total
	Ordinary Income	Capital Gains	Paid-in-Capital	Distributions

Equity Income Fund	$826,043	$1,245,404	$—	$2,071,447
Growth Fund	6,521,826	41,465,299	84,488	48,071,613
Value Fund	19,439,113	38,125,881	—	57,564,994

7.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Permanent differences, incurred during the year ended June 30, 2010, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income and accumulated realized gain/(loss) as follows:

Increase/(Decrease)
		Undistributed Net	Increase/(Decrease)
	Increase/(Decrease)	Investment	Accumulated Realized
	Paid-in-Capital	Income/(Loss)	Gain/(Loss)

Equity Income Fund	$—	$—	$—
Growth Fund	(1,647,233)	1,647,233	—
Value Fund	—	—	—

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year Ended June 30, 2010

The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes at June 30, 2010 is as follows:

		Aggregate	Aggregate
		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Aggregate Cost	Appreciation	Depreciation	(Depreciation)

Equity Income Fund	$24,827,591	$980,992	$(2,181,785)	$(1,200,793)
Growth Fund	1,221,399,643	244,017,940	(53,315,851)	190,702,089
Value Fund	726,082,044	104,501,123	(39,193,404)	65,307,719

Components of Accumulated Earnings (Losses) on a Tax Basis

	Equity Income Fund	Growth Fund	Value Fund

Undistributed ordinary income	$462,342	$—	$2,508,656
Capital loss carry forward	(6,997,733)	(31,465,152)	(340,561,891)
Post-October losses deferred	—	—	—
Unrealized appreciation/(depreciation)	(1,200,793)	190,702,089	65,307,719

Total Accumulated Losses	$(7,736,184)	$159,236,937	$(272,745,516)

Post-October losses represent losses realized on investment transactions from November 1, 2009 through June 30, 2010 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year. The differences between book and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010 the Funds had capital loss carry forwards available to offset future realized capital gains through the indicated expiration dates:

	Amount	Expires

Equity Income Fund	$182,963	2017
Equity Income Fund	6,814,770	2018
Growth Fund	31,465,152	2018
Value Fund	54,088,431	2017
Value Fund	286,473,460	2018

8.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Meridian Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Value Fund (constituting Meridian Fund, Inc. hereafter referred to as the “Funds”) at June 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 13, 2010

Meridian Fund, Inc.
Additional Information (unaudited)
For the Year Ended June 30, 2010

1.	Proxy Voting Record and Proxy Voting Policies and Procedures: A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities along with information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling (800) 446-6662; (ii) on our website at http://www.meridianfund.com; and (iii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

2.	Information on Form N-Q: The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

Information About the Directors and
Officers of Meridian Fund, Inc.

The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

Interested Directors *

Richard F. Aster, Jr. (70)

Positions(s) Held with Fund: President, Chairman of the Board, Portfolio Manager
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment
Management, Inc.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Michael Stolper (65)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Investment Adviser and Broker/Dealer, Stolper &
Company, Inc.
Number of Portfolios Overseen: 3
Other Directorships: Window Pane Funds

*	Aster Investment Management, Inc. is investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

Information About the Directors and
Officers of Meridian Fund, Inc. (continued)

Independent Directors

Ronald Rotter (67)

Positions(s) Held with Fund: Director

Length of Service (Beginning Date): May 2, 2007
Principal Occupation(s) During Past 5 Years: Co-founder and Managing Partner, RBR Capital Management; Private Investor
Number of Portfolios Overseen: 3
Other Directorships: N/A

Michael S. Erickson (58)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor; Chairman & CFO, AeroAstro; Trustee, The Marin School
Number of Portfolios Overseen: 3
Other Directorships: N/A

James Bernard Glavin (75)

Positions(s) Held with Fund: Vice Chairman of the Board
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Chairman of the Board, Orchestra Therapeutics, Inc.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Herbert Charles Kay (73)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 3
Other Directorships: N/A

Officers

Gregg B. Keeling, CPA (55)

Positions(s) Held with Fund: Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer
Length of Service: (Beginning Date) April 1999
Principal Occupation(s) During Past 5 Years: Aster Investment Management, Inc.,
Vice President of Operations and Chief Compliance Officer

2010 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Please consult your tax advisor for proper treatment of this information.

For the period July 1, 2009 to June 30, 2010 the Funds designated the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below designate a percentage of their ordinary income dividends distributed during the year ended June 30, 2010 as qualifying for the corporate dividends-received deduction:

Equity Income Fund	100.00%
Growth Fund	100.00%
Value Fund	100.00%

Pursuant to Section I (h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended June 30, 2010 as qualified dividend income (QDI):

Equity Income Fund	100.00%
Growth Fund	100.00%
Value Fund	100.00%

U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.

U.S. Government interest:

Equity Income Fund	0.00%
Growth Fund	0.34%
Value Fund	2.10%

MERIDIAN FUND, INC.

This report is submitted for
the information of shareholders of
Meridian Fund, Inc. It is not
authorized for distribution to
prospective investors unless
preceded or accompanied by an
effective prospectus.
Officers and Directors

RICHARD F. ASTER, JR.
President and Director

MICHAEL S. ERICKSON

JAMES B. GLAVIN

HERBERT C. KAY

RONALD ROTTER

MICHAEL STOLPER
Directors

GREGG B. KEELING
Chief Financial Officer
Treasurer and Secretary
Chief Compliance Officer

Custodian
PFPC TRUST COMPANY
Philadelphia, Pennsylvania

Transfer Agent and Disbursing Agent
BNY MELLON INVESTMENT SERVICING (US) INC.
King of Prussia, Pennsylvania
(800) 446-6662

Counsel
GOODWIN PROCTER LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
PRICEWATERHOUSECOOPERS LLP
San Francisco, California

MERIDIAN EQUITY INCOME FUND®
MERIDIAN GROWTH FUND®
MERIDIAN VALUE FUND®

ANNUAL REPORT

60 E. Sir Francis Drake Blvd.
Wood Island, Suite 306
Larkspur, CA 94939

www.meridianfund.com

Telephone (800) 446-6662

June 30, 2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $88,350 in 2010 and $85,261 in 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2010 and $0 in 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,500 in 2010 and $19,500 in 2009.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2010 and $0 in 2009.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY
1.	Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:
a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.
Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:
1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2010 and $0 in 2009.

(h)	Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 was included as Exhibit (a)(1) of the registrant’s Form N-CSR filed on August 31, 2009 (Accession No. 0000950123-09-039788), and is hereby incorporated by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Meridian Fund, Inc.®

By (Signature and Title)*	/s/ Richard F. Aster, Jr. Richard F. Aster, Jr., President & CEO
(principal executive officer)
Date August 25, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard F. Aster, Jr. Richard F. Aster, Jr., President & CEO
(principal executive officer)
Date August 25, 2010

By (Signature and Title)*	/s/ Gregg B. Keeling Gregg B. Keeling, CFO & Treasurer
(principal financial officer)
Date August 25, 2010

*	Print the name and title of each signing officer under his or her signature.